UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

Sinoenergy Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-30017	84-1491682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

234-5149 Country Hills Blvd. NW; Suite 429, Calgary, Alberta, Canada T3A 5K8
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(832) 274-3766

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 18, 2007, Sinoenergy Corporation issued a press release announcing that its 55% owned subsidiary, Anhui Gather Energy Gas Co., Ltd. (“Anhui Gather”) signed a natural gas sale and purchase agreement with China Petroleum and Chemical Corporation (“Sinopec”) that set forth the general terms on which Sinopec proposes to sell natural gas to Anhui Gather upon completion of a gas pipeline that is under construction. A copy of the press release is filed as Exhibit 99.1. A copy of the English translation to the natural gas sale and purchase agreement is filed as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Press Release issued June 18, 2007.
99.2	English translation of Natural Gas Sale and Purchase Agreement dated June 7, 2007, between China Petroleum and Chemical Corporation Natural Gas Branch and Anhui Gather Energy Gas Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOENERGY CORPORATION
(Registrant)
Date: June 20, 2007	/s/ Qiong (Laby) Wu
Qiong (Laby) Wu, Chief Financial Officer